SCUDDER
INVESTMENTS (SM)
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----------------------------------
BOND/TAX FREE
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Scudder Massachusetts
Tax Free Fund

Fund #012










Annual Report
March 31, 2000

The fund seeks income that is exempt from Massachusetts personal and regular federal income taxes.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

 4   Letter from the Fund's President

 6   Performance Update

 8   Portfolio Summary

 9   Portfolio Management Discussion

14   Glossary of Investment Terms

15   Investment Portfolio

22   Financial Statements

25   Financial Highlights

26   Notes to Financial Statements

29   Report of Independent Accountants

30   Tax Information

31   Officers and Trustees

32   Investment Products and Services

34   Scudder Solutions

Scudder Massachusetts Tax Free Fund
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ticker symbol SCMAX                                              fund number 012
--------------------------------------------------------------------------------

Date of Inception:    o  In a difficult environment for all fixed-income
5/28/87                  instruments, Scudder Massachusetts Tax Free Fund posted
                         a total return of -0.13% for its most recent fiscal year ended March 31, 2000, outpacing the -2.34% average return of 56 similar funds tracked by Lipper Analytical
                         Services.

Total Net Assets as   o  The fund retained its #1 ranking for total return over
of 3/31/00:              the ten-year period ended March 31, as rated by Lipper.
$375 million             Please see page 9 for additional information on the
                         fund's rankings.

--------------------------------------------------------------------------------
30-Day Yield on March 31, 2000
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


--------------------------------------------------------------------------------
               4.96%                                    8.73%




--------------------------------------------------------------------------------
                                                  Taxable Yield
       Scudder Massachusetts                      Needed to Equal
           Tax Free Fund                         the Fund's Yield


         o Scudder Massachusetts Tax Free Fund received a four-star rating from Morningstar, reflecting "above average" risk-adjusted performance through March 31, 2000.*

* For your information, these ratings are subject to change every month and are calculated from the fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The fund received four stars for three-year performance, five stars for five-year performance, and four stars for 10-year performance, and was rated among 1682, 1394, and 403 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance does not guarantee future returns.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Municipal bonds endured a challenging investment environment during Scudder Massachusetts Tax Free Fund's most recent fiscal year ended March 31, 2000. The fund posted a -0.13% total return during the period, but outperformed the -2.34% average performance of its peers as compiled by Lipper. To match the fund's tax-free 4.96% 30-day SEC yield on March 31, a taxable investment would have had to yield 8.73%. Over the period, municipal bonds were negatively affected by significant interest rate increases across all fixed-income markets as the Federal Reserve attempted to restrain surging U.S. economic growth and head off a major increase in inflation by incrementally raising the federal funds rate to 6%.

Following this period of relative underperformance, we nevertheless believe the municipal market offers attractive return potential: Adjusted for inflation, municipal yields are high by historical standards and are attractive when compared to yields of comparable Treasury bonds. As of March 31, yields of 10-year AAA-rated municipal bonds were 84% of comparable Treasuries. Second, a recent reduction in the supply of municipal bonds should provide strong support for bond prices. And third, fixed-income markets could be primed for a strong rally once a consensus is reached that the Fed has completed its current cycle of interest rate increases.

On a related note, we'd like to point out some of the advantages of owning a municipal bond fund compared with holding individual municipal bonds. First and foremost, municipal bond funds offer professional management: While many investors believe that purchasing an individual bond is a relatively simple process, knowing what price to pay for a municipal bond and what structure and characteristics to seek can be confusing, and can make a dramatic difference in how a bond will perform on a total return basis. Though investors understandably value income and coupon level, they are not the only factors that determine whether a bond will prove to be a worthwhile investment. Other important advantages offered by municipal bond funds include portfolio diversification, dividend reinvestment, and quarterly statements that display performance information clearly and concisely.

Thank you for investing with Scudder Massachusetts Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President,
Scudder Massachusetts Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

Scudder Massachusetts Tax Free Fund      Lehman Brothers Municipal Bond Index*

       '90       10000                                10000
       '91       10860                                10922
       '92       11997                                12015
       '93       13748                                13520
       '94       14212                                13833
       '95       15258                                14861
       '96       16521                                16107
       '97       17411                                16985
       '98       19121                                18808
       '99       20132                                19974
       '00       20106                                19954

                          Yearly periods ended March 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return
Period ended 3/31/2000         Growth of                                Average
                                $10,000             Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund
--------------------------------------------------------------------------------
1 year                         $   9,987               -0.13%            -0.13%
--------------------------------------------------------------------------------
5 year                         $  13,177               31.77%             5.67%
--------------------------------------------------------------------------------
10 year                        $  20,106              101.06%             7.23%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $   9,990               -0.10%            -0.10%
--------------------------------------------------------------------------------
5 year                         $  13,427               34.27%             6.06%
--------------------------------------------------------------------------------
10 year                        $  19,954               99.54%             7.15%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five-year and the ten year periods would have been lower.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                          Yearly periods ended March 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER MASSACHUSETTS TAX FREE FUND TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX TOTAL RETURN (%)

                1991  1992   1993   1994   1995   1996  1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)       8.60 10.46  14.59   3.37   7.37   8.28  5.39   9.82   5.29  -0.13
------------------------------------------------------------------------------------
Index Total      9.22 10.02  12.52   2.32   7.43   8.38  5.45  10.73   6.20  -0.10
Return (%)
------------------------------------------------------------------------------------
Net Asset Value
($)             12.44 12.81  13.61  13.16  13.33  13.70 13.72  14.34  14.35  13.61
------------------------------------------------------------------------------------
Income
Dividends ($)     .83   .81    .84    .81    .74    .72   .70    .70    .69    .69
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)                --   .09    .16    .12    .01     --    --     --    .05    .02
------------------------------------------------------------------------------------

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  March 31, 2000

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Diversification
--------------------------------------------------------------------------------
                                                           The fund invests in a
                                                              broad selection of
                                                         Massachusetts municipal
                                                                          bonds.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Water/Sewer/Revenue         16%
Hospital/Health             15%
State General Obligations/
  Lease                     12%
Higher Education            10%
Housing Finance Authority    9%
Sales/Special Tax            6%
Electric Utility Revenue     5%
Other General Obligation/
  Lease                      5%
Port/Airport Revenue         3%
Resource Recovery            3%
Miscellaneous Municipal     16%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

                                                               Overall portfolio
                                                           quality remains high,
                                                           with 82% of portfolio
                                                           securities rated A or
                                                          better as of March 31.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA*                        41%
AA                          23%
A                           18%
BBB                         10%
CCC+                         1%
Not Rated                    7%
------------------------------------
                           100%
------------------------------------

    Weighted average quality: AA
*   Includes cash equivalents


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

                                                            In a rising interest
                                                            rate environment, we
                                                                      emphasized
                                                           longer-maturity bonds
                                                           while the yield curve
                                                         remained steep and then
                                                               resumed our usual
                                                                     strategy of
                                                                concentrating on
                                                         intermediate maturities
                                                            when the yield curve
                                                                      flattened.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             3%
1-5 years                   26%
5-10 years                  26%
10-15 years                 25%
15 years or greater         20%
------------------------------------
                          100%
------------------------------------

    Weighted average effective
    maturity: 9.5 years

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  March 31, 2000

Dear Shareholders,

Municipal bonds faced a difficult environment during Scudder Massachusetts Tax Free Fund's most recent fiscal year as the Federal Reserve repeatedly raised interest rates in an attempt to forestall inflationary pressures arising from the strong U.S. economy. The fund's total return for its most recent fiscal year ended March 31, 2000, was -0.13%, outpacing the -2.34% average return of 56 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of March 31 was 4.96%, equivalent to an 8.73% taxable yield for Massachusetts investors subject to the 43.19% combined federal and state income tax rate.

Despite the negative posting over the most recent fiscal year, the fund's total returns over three-, five-, and ten-year periods placed it in the top 9% of similar Massachusetts tax-free funds, and the fund ranked number one in total return compared with its peers for the ten-year period ended March 31, 2000. Please see the table below for additional information concerning the fund's returns.

Premium Bonds Aided Our
Defensive Posture

During the fund's most recent fiscal year, the U.S. Federal Reserve began to raise interest rates to head off inflationary pressures as commodity prices rebounded, the

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Scudder Massachusetts Tax Free Fund:
Consistent Top-Tier Performance
(Average annual returns for periods ended March 31, 2000)
-------------------------------------------------------------------------------------

                    Scudder
                 Massachusetts
                 Tax Free Fund       Lipper     Rank         Number of    Percentile
Period               Return         Average                Funds Tracked     Rank
-------------------------------------------------------------------------------------
1 Year               -0.13%          -2.34%      1    of        56         Top 2%
3 Years               4.91%           4.05%      4    of        53         Top 8%
5 Years               5.67%           4.87%      4    of        46         Top 9%
10 Years              7.23%           6.53%      1    of        18         Top 6%
-------------------------------------------------------------------------------------

Past performance does not guarantee future results.

nation's unemployment index reached 30-year lows, and consumer spending proceeded at a brisk pace. The Fed's latest action, in March, raised its short-term interest rate target to 6%. During the last 12 months, yields on 10-year Treasury bonds rose nearly 72 basis points and their prices declined 4.9%, while municipal bond yields rose 61 basis points and their prices also declined 4.9%. Also during the period, the Treasury yield curve inverted, causing short-term securities to yield more than longer-term securities. Our strategy in light of these market conditions was to emphasize longer maturity bonds because of the relative steepness of the municipal yield curve between 10 and 30 years, and sell intermediate and short maturities. As the yield curve flattened, we resumed our usual strategy of concentrating on intermediate maturities.

During the 12-month period, we also maintained three key elements of our longer-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Third, we sought to avoid "market discount," a provision that can subject municipal bonds sold at a discount to ordinary income tax. Key to this strategy was our emphasis on purchasing premium bonds rather than par bonds (which can more easily decline to a discount). The chart below illustrates this element of our strategy, showing the difference in the performance over the previous 12-month period of a type of premium bond we favored versus a type of par bond we avoided. In a difficult municipal bond market the premium bond posted

--------------------------------------------------------------------------------
Premium Coupon Bonds Avoided "Market Discount"
(12-month returns as of March 31, 2000, following a 60 basis point rise in interest rates)
--------------------------------------------------------------------------------
                                  Starting price    Ending price         Total
   Type of Bond                       3/31/99          3/31/00          Return
--------------------------------------------------------------------------------
   Premium bond with a
   5.50% coupon due 2015               $105.92          $101.06           +0.68%

   Par bond with a
   5.0% coupon due 2020                $100.00           $91.92           -3.02%
--------------------------------------------------------------------------------

Result: The premium bond outperformed the par bond by 3.70%.

positive performance, while the par bond posted negative performance because of its exposure to the market discount tax.

In addition, over the period, credit spreads for higher yielding securities widened to historically high levels. Because of this, we chose to selectively add to credits which we deemed to be appropriate credit risks. The fund's overall portfolio quality remains high, with over 80% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Massachusetts tax-exempt issues, including hospital/health, general obligation, and water/sewer revenue bonds.zl

Massachusetts Update

Massachusetts continues to benefit from the strong local and national economy. The Commonwealth's economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level since 1989. At the root of the Commonwealth's strong financial position is a strong job market. Job growth in the services sector was the principal factor in bringing Massachusetts' unemployment rate down to 3.1% in February 2000, compared with the national average of 4.1%.

The Commonwealth's debt level is high, but manageable, given its high wealth level. Future long-term debt issuance by Massachusetts had been set to level off at $1 billion per year for the next five years. However, recent cost overruns in the Central Artery Project have forced the

Commonwealth to identify alternative financing sources. Over and above the $1 billion in scheduled financing, it is likely the Commonwealth will issue another $600 million in government obligation bonds, secured by the automobile driver's license registration fee that had been scheduled to terminate in May 2000. Overall, funding for the Central Artery Project remains uncertain and will be a credit issue to be monitored for the foreseeable future. We will also continue to monitor the financial impact of the Governor's recent proposal for $2 billion in tax cuts.

Outlook

Since it is widely expected that the Fed will continue to raise interest rates into the summer, municipals will continue to face a challenging environment. Still, we believe the municipal bond market represents attractive value, with yields of longer maturity municipals approaching those of Treasury bonds, and tax-equivalent yields near double-digit levels for investors in the highest tax brackets (in January, municipal bond yields reached 6.35% on average*, the highest level since August 1995). And the robust U.S. and Massachusetts economies should continue to bolster the credit ratings of individual Massachusetts bond issues.

In addition to the long-term strategy outlined above, we will seek to take advantage of newly widened credit spreads (differences in yield between higher and lower quality bonds). Wider credit spreads make it worthwhile to invest in bonds with slightly lower credit ratings in an effort to boost the fund's yield. We believe Scudder Massachusetts Tax Free Fund remains an attractive investment option for investors seeking a high level of income free from federal and Massachusetts income taxes.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon                               /s/Rebecca L. Wilson

Philip G. Condon                                  Rebecca L. Wilson
*Source: The Bond Buyer

Scudder Massachusetts Tax Free Fund:
A Team Approach to Investing

Scudder Massachusetts Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Philip G. Condon joined the Adviser in 1983 and has 22 years of experience in municipal investing and portfolio management. Mr. Condon has had responsibility for the fund since 1989.

Portfolio manager Rebecca L. Wilson became a member of the team in 1999. Ms. Wilson, who joined the Adviser in 1986, has 14 years of experience in municipal investing.

Glossary of Investment Terms
--------------------------------------------------------------------------------

                Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

  General Obligation  A municipal bond backed by the "full faith and credit"
                Bond (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

           Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                      -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

      Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

           Net Asset The price per share of a mutual fund based on the sum of the Value (NAV) market value of all the securities owned by the fund divided by the number of outstanding shares.

             Taxable The level of yield a fully taxable instrument would have to Equivalent provide to equal that of a tax-free municipal bond on an
               Yield  after-tax basis.

    30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

        Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                        as of March 31, 2000
--------------------------------------------------------------------------------

                                                                                 Principal
                                                                                Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.5%
--------------------------------------------------------------------------------------------------------

 Massachusetts
 Massachusetts Industrial Finance Agency, Health Care
    Facility Revenue, Beverly Enterprises, Daily Demand
    Note, 4%, 4/1/2009* ....................................................    1,050,000    1,050,000
 Massachusetts State Health and Educational Facilities
    Authority, Wellesley College, Series G, Daily Demand
    Note, 3.75%, 7/1/2039* .................................................      800,000      800,000

Total Short-Term Municipal Investments (Cost $1,850,000) ...................                 1,850,000

--------------------------------------------------------------------------------------------------------
Long-Term Municipal Investments 99.5%
--------------------------------------------------------------------------------------------------------

 Massachusetts
 Boston, MA, General Obligation, Series 1992A, Prerefunded
    7/1/2002, 6.5%, 7/1/2012** .............................................    2,320,000    2,450,777
 Boston, MA, Industrial Development Financing Authority:
    Series 1998, 5.5%, 7/1/2008 ............................................    1,020,000      951,221
    Springhouse Project, Series 1995, Prerefunded 7/1/2005,
      9.25%, 7/1/2025** ....................................................    2,000,000    2,408,520
 Chicopee, MA, Electric System Revenue, Series 1978, ETM,
    7.125%, 1/1/2017*** ....................................................    1,210,000    1,389,443
 Haverhill, MA, Unlimited Tax, General Obligation,
    Series 1992A, Prerefunded 6/15/2002,
    7%, 6/15/2012 (b)** ....................................................      600,000      639,678
 Holliston, MA, General Obligation, 5.5%, 12/1/2015 (b) ....................    1,660,000
                                                                                             1,678,393
 Ipswich Mass, General Obligation, 5.25%, 11/15/2017 (b) ...................    2,325,000
                                                                                             2,234,441
 Malden, MA, General Obligation, Series 1998,
    4.5%, 10/1/2017 (b) ....................................................    5,135,000    4,407,216
 Massachusetts Bay Transportation Authority:
    Certificate of Participation, 7.75%, 1/15/2006 .........................    1,000,000    1,090,440
    General Transportation System, Series 1997C, 6.1%,
      3/1/2013 .............................................................    1,250,000    1,341,125
    Series 1997B, 6.2%, 3/1/2016 ...........................................    3,100,000    3,358,943
    Series 1999A, 5.25%, 3/1/2018 (b) ......................................    6,870,000    6,577,407
 Massachusetts College Building Authority Project, Revenue
    Bond, 5.625%, 5/1/2016 .................................................    2,690,000    2,715,259
 Massachusetts General Obligation:
    Consolidated Loan, Series 1991A, 7.5%, 6/1/2004 ........................   12,400,000   13,335,208
    Hynes Convention Center, Series 1992,
      Zero Coupon, 9/1/2004 ................................................    2,000,000    1,597,700

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------
                                                                                Principal
                                                                               Amount ($)   Value ($)
-------------------------------------------------------------------------------------------------------

   Series 1992A, Prerefunded 6/1/2002, 6.5%, 6/1/2008** ...................      330,000      345,038
   Series 1992B, 6.5%, 8/1/2008 ...........................................    5,400,000    5,913,810
   Series 1996A, Inverse Floating Note, 7.78%,
     6/28/2008**** ........................................................    5,000,000    5,696,200
   Inverse Floating Note, 11/1/2010**** ...................................    2,000,000    2,290,920
Massachusetts Housing Finance Agency:
   Housing Project Refunding Revenue Bond:
     Series 1993A, 6.3%, 10/1/2013 ........................................    7,000,000    7,165,270
     Series 1993A, 6.375%, 4/1/2021 .......................................    3,905,000    3,937,333
     Series 1994B, 6.05%, 12/1/2009 (b) ...................................    3,000,000    3,076,740
   Residential Development, Series 1992C, 6.875%,
     11/15/2011 ...........................................................   15,250,000   16,032,478
   Single-Family Mortgage Revenue, Series 44, 5.9%,
     12/1/2013 ............................................................    2,135,000    2,132,822
Massachusetts Municipal Wholesale Electric Company,
   Power Supply System Revenue:
     Series 1992A, 6.75%, 7/1/2006 ........................................    2,855,000    2,987,815
     Series 1992B, 6.75%, 7/1/2008 ........................................    9,000,000    9,418,680
     Series 1992C, 6.625%, 7/1/2010 .......................................    1,000,000    1,043,910
     Series 1992C, 6.625%, 7/1/2010 (b) ...................................    3,500,000    3,688,825
Massachusetts Special Obligation, Series 1996A,
   5.5%, 6/1/2011 (b) .....................................................    5,000,000    5,108,400
Massachusetts State Development Financial Agency:
   Health Care Facilities, Series 1999A,
     7.1%, 7/1/2032 .......................................................    4,000,000    3,741,800
   Higher Education, Series 2000, 5.75%, 7/1/2012 .........................      500,000      523,590
   Higher Education, Series 2000, 5.75%, 7/1/2015 .........................    1,265,000    1,299,699
Massachusetts State General Obligation:
   Series 1990C, Zero Coupon, 12/1/2004 ...................................      910,000      719,082
   Series 1990C, ETM, Zero Coupon, 12/1/2004*** ...........................    7,505,000    5,938,556
   Series 1998B, 5%, 4/1/2016 (b) .........................................    4,000,000    3,732,520
   Series 1999B, 5%, 5/1/2019 .............................................    3,000,000    2,725,020
Massachusetts State Grant Anticipation Revenue Note:
   Series 1998A, 5.25%, 12/15/2012 ........................................    7,050,000    7,042,950
   Series 1998B, 5.125%, 12/15/2014 .......................................    2,000,000    1,932,880
Massachusetts State Health and Educational Facilities
   Authority:
     Anna Jaques Hospital, Series 1992B, 6.875%,
       10/1/2012 ..........................................................    2,000,000    2,007,260
     Berkshire Health System, Series 1995D, 5.6%,
       10/1/2008 (b) ......................................................    1,760,000    1,799,970
     Boston College Issue, Series 1998L, 5.25%, 6/1/2015 ..................      720,000      700,142

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------------
                                                                            Principal
                                                                           Amount ($)  Value ($)
--------------------------------------------------------------------------------------------------

  Boston Medical Center, Series 1998A, 5.25%,
    7/1/2013 (b) .......................................................   4,575,000   4,434,502
  Cape Cod Health Care, Series 1998B, 5.25%,
    11/15/2013 .........................................................   1,365,000   1,174,091
  Caritas Christi Obligation, Series 1999A, 5.625%,
    7/1/2020 ...........................................................   1,000,000     781,500
  Community College Program, Series 1992A,
    Prerefunded 10/1/2002, 6.5%, 10/1/2009** ...........................   1,000,000   1,060,170
  Cooley Dickenson Hospital Inc.:
    Series 1993A, Prerefunded 5/15/2003, 7.125%,
      11/15/2018** .....................................................   1,940,000   2,083,715
    Series 1995B, 5.25%, 11/15/2010 (b) ................................   2,005,000   1,993,592
  Deaconess Hospital, Series 1992B, Prerefunded
    4/1/2002, 6.625%, 4/1/2012 (b)* ....................................   2,000,000   2,109,520
  Massachusetts General Hospital, Series 1992F, 6.25%,
    7/1/2012 (b) .......................................................   5,000,000   5,447,100
  Medical Academic & Scientific, Series 1995A, 6.5%,
    1/1/2009 ...........................................................   5,000,000   5,110,900
  Medical Center of Central Massachusetts,
    Series 1991A, 7%,7/1/2012 (b) ......................................   3,600,000   3,783,204
  Melrose-Wakefield, Series 1996C, Prerefunded
    7/1/2006, 6%, 7/1/2012** ...........................................   1,000,000   1,070,500
  Milford-Whitinsville Regional, Series 1998C, 5.75%,
    7/15/2013 (b) ......................................................   1,750,000   1,531,635
  Newton-Wellesley Hospital:
    Series 1995E, 5.9%, 7/1/2011 (b) ...................................   3,015,000   3,104,154
    Series 1997G, 6%, 7/1/2012 (b) .....................................   1,000,000   1,038,710
  North Adams, Series 1996C, 6.625%, 7/1/2018 ..........................   1,560,000   1,437,571
  Northeastern University:
    Series 1992F, 6.4%, 10/1/2007 (b) ..................................   1,000,000   1,053,580
    Series 1992E, 6.5%, 10/1/2012 (b) ..................................     450,000     473,963
  Partners Healthcare System, Series 1997S, 5.25%,
    7/1/2013 (b) .......................................................   2,000,000   1,938,580
  Prerefunded 7/1/2002, Series 1992D, 6.5%,
    7/1/2010** .........................................................   1,640,000   1,731,364
  St. Luke's Hospital New Bedford, Series C,
    Inverse Floating Note, 6.87%, 8/15/2010**** ........................   3,400,000   3,489,250
  Series 1992D, 6.5%, 7/1/2010 (b) .....................................     860,000     900,368
  Stonehill College:
    Series 1992E, 6.55%, 7/1/2012 (b) ..................................   2,755,000   2,898,673
    Series 1992E, Prerefunded 7/1/2002, 6.55%,
      7/1/2012 (b)** ...................................................   2,245,000   2,373,930
    Suffolk University, Series 1996C, 5.65%, 7/1/2011 (b) ..............   1,045,000   1,076,131

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------
                                                                               Principal
                                                                              Amount ($)  Value ($)
-----------------------------------------------------------------------------------------------------

Massachusetts State Industrial Finance Agency:
   Assisted Living Facilities Revenue, TNG Marina Bay
     LLC Project, Series 1997, AMT, 7.5%, 12/1/2027 .......................   1,000,000   1,000,940
   Babson College, Series 1997A, 5.375%, 10/1/2017 ........................   1,700,000   1,606,959
   Belmont, Series 1998, 5.625%, 9/1/2020 .................................   1,265,000   1,210,947
   Belmont Hill School, Series 1998, 5.15%, 9/1/2013 ......................   1,000,000     939,920
   College of the Holy Cross:
     Series 1992II, Prerefunded 11/1/2002, 6.375%,
       11/1/2009** ........................................................   1,000,000   1,057,690
     Series 1996, 5.5%, 3/1/2016 (b) ......................................   5,000,000   4,984,000
   Concord Academy, Series 1997, 5.45%, 9/1/2017 ..........................   1,205,000   1,122,843
   Dana Hall School, Issue, Series 1997A, 5.7%, 7/1/2013 ..................   1,000,000     957,590
   Deerfield Academy, Series 1997, 5.125%, 10/1/2017 ......................   1,520,000   1,450,065
   East Boston Neighborhood, Series 1996, 7.625%,
     7/1/2026 .............................................................   2,750,000   2,609,750
   Edgewood Retirement Community, Series 1995A, 9%,
     11/15/2025 ...........................................................   1,650,000   1,847,522
   First Mortgage, Evanswood Bethzatha, Series
     1994A, 7.875%, 1/15/2020 .............................................   1,000,000     770,000
   Massachusetts Biomedical Research Corp.:
     Series 1989A, AMT, Zero Coupon, 8/1/2000 .............................   2,860,000   2,818,530
     Series 1989A, Zero Coupon, 8/1/2001 ..................................   3,650,000   3,426,985
     Series 1989A, Zero Coupon, 8/1/2002 ..................................   3,650,000   3,246,091
   Merrimack College, Series 1997, 5%, 7/1/2012 (b) .......................   1,560,000   1,513,996
   Nantucket Electric Co:
     Series 1996A, AMT, 5.75%, 7/1/2009 (b) ...............................   1,000,000   1,026,310
     Series 1996A, AMT, 5.875%, 7/1/2017 (b) ..............................   2,000,000   2,004,320
   Pollution Control Revenue:
     Boston Edison Company, Series 1994A, 5.75%,
       2/1/2014 ...........................................................   2,000,000   1,947,760
     Eastern Edison Company Project, Series 1993,
       5.875%, 8/1/2008 ...................................................   4,750,000   4,621,655
   Provider Lease Program, Certificate of Participation,
     Series 1988A, 8.4%, 7/15/2008 ........................................   1,035,000   1,039,606
   Resource Recovery, North Andover Solid Waste,
     Series 1993A, 6.3%, 7/1/2005 .........................................   6,500,000   6,700,850
   Solid Waste Disposal, Peabody Monofil Project,
     Series 1994, 9%, 9/1/2005 (c) ........................................   2,485,000   2,580,871
   Sturdy Memorial Hospital, Series 1989,
     7.9%, 6/1/2009 (b) ...................................................   1,545,000   1,580,025
   The Tabor Academy, Series 1998, 5.4%, 12/1/2018 ........................   1,000,000     900,920
   Worcester Polytechnical University, Series 1997 II,
     5.125%, 9/1/2016 (b) .................................................   2,600,000   2,468,934

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------
                                                                                Principal
                                                                               Amount ($)   Value ($)
-------------------------------------------------------------------------------------------------------

Massachusetts State Port Authority, Revenue Bond:
   Series 1999, Inverse Floating Note, 5.39%,
     7/1/2011**** ...........................................................   4,195,000   4,195,000
   Series 1999B, Inverse Floating Note, 5.39%,
     7/1/2012**** ...........................................................     805,000     821,189
   Series 1999D, AMT, Inverse Floating Note, 6.47%,
     7/1/2013**** ...........................................................     930,000   1,040,279
   Series 1999D, AMT, Inverse Floating Note, 6.47%,
     7/1/2014**** ...........................................................     995,000   1,103,017
   Series 1999D, AMT, Inverse Floating Note, 6.47%,
     7/1/2015**** ...........................................................   1,065,000   1,168,241
   Series 1999D, AMT, Inverse Floating Note, 6.68%,
     7/1/2016**** ...........................................................     925,000   1,027,083
   Series 1999D, AMT, Inverse Floating Note, 6.68%,
     7/1/2017**** ...........................................................     775,000     854,120
   Series 1999D, AMT, Inverse Floating Note,
     5.39%, 7/1/2018**** ....................................................   1,310,000   1,247,867
   Tax Exempt Receipts, Step-up Coupon, 0% to
     7/1/2003, 13% to 7/1/2013 ..............................................   1,000,000   1,172,550
   USAir Private Jet, Series 1996A, AMT, 5.75%,
     9/1/2016 (b) ...........................................................   1,000,000   1,006,570
Massachusetts State, Revenue Bond, Federal Highway,
   Series 1998A, Zero Coupon, 12/15/2014 ....................................   9,000,000   3,972,150
Massachusetts State Water Pollution Abatement Authority:
   MWRA Loan Program, Series A, 6%, 8/1/2019 ................................   4,000,000   4,231,000
   Pooled Loan Program:
     Series 4, 5.125%, 8/1/2013 .............................................   2,000,000   1,965,000
     Series 5, 5.5%, 8/1/2012 ...............................................   2,325,000   2,385,659
     Series 5, 5.5%, 8/1/2014 ...............................................   3,500,000   3,549,315
     Series 5, 5.375%, 8/1/2027 .............................................   4,775,000   4,527,416
     Series 1995, 5.7%, 2/1/2015 ............................................   1,150,000   1,167,561
     Series 1998A, 5.25%, 2/1/2013 ..........................................   1,000,000     998,080
     Series 1998A, 5.25%, 8/1/2013 ..........................................     390,000     386,654
     Series 1998A, EMT, 5.25%, 8/1/2013*** ..................................   3,110,000   3,092,086
     Series 1999, Inverse Floating Note, 7.82%,
       8/1/2011**** .........................................................   5,500,000   6,210,435
Massachusetts State Water Resource Authority:
   General Obligation, Series C, 5.25%, 12/1/2015 ...........................   4,030,000   3,945,491
   General Obligation, Series 1998A, 5.5%, 8/1/2013 (b) .....................   1,445,000   1,479,218
   Series 1992A, 6.5%, 7/15/2009 ............................................  15,000,000  16,536,900
   Series 1992A, 6.5%, 7/15/2019 ............................................   3,000,000   3,330,780
   Series 1992B, 6%, 11/1/2008 ..............................................   5,785,000   6,004,656
   Series 2000A, 6%, 8/1/2012 ...............................................   2,485,000   2,660,913

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
--------------------------------------------------------------------------------------------

    Series 2000A, 6%, 8/1/2013 (b) .........................     1,000,000     1,064,180
    Series 2000A, 6%, 8/1/2014 .............................       700,000       740,901
 Middleborough, MA, General Obligation:
    Series 1999A, 5.25%, 1/15/2017 (b) .....................     1,525,000     1,467,264
    Series 1992A, 5.25%, 1/15/2018 (b) .....................     1,515,000     1,447,416
    Series 1992A, 5.25%, 1/15/2019 (b) .....................     1,470,000     1,395,809
 Nantucket, MA, General Obligation:
    Series 1991, 6.8%, 12/1/2011 ...........................     1,000,000     1,053,330
    Series 1997, 5%, 7/15/2017 (b) .........................     1,000,000       923,580
 Norton, MA, General Obligation, Series 1998, 5%,
    10/1/2012 (b) ..........................................     2,570,000     2,500,173
 Rail Connections, Inc., MA, Route 128 Parking Garage:
    Series 1999A, 5.4%, 7/1/2010 ...........................     1,000,000       963,940
    Series 1999A, 6%, 7/1/2012 .............................       250,000       250,378
    Series 1999A, 6%, 7/1/2014 .............................       250,000       246,680
    Series 1999B, Zero Coupon, 7/1/2015 ....................       750,000       278,610
    Series 1999B, Zero Coupon , 7/1/2016 ...................     1,025,000       353,482
 Springfield, MA, General Obligation, Series 1999,
    6%, 10/1/2014 (b) ......................................     1,955,000     2,069,504
 University of Massachusetts, Building Authority Revenue:
    Series 1995B, 6.625%, 5/1/2009 .........................     2,415,000     2,686,446
    Series 1995B, 6.625%, 5/1/2010 .........................     2,575,000     2,881,451
    Series 1995B, 6.75%, 5/1/2011 ..........................     2,745,000     3,117,222
    Series 1995B, 6.875%, 5/1/2014 .........................     1,300,000     1,497,808
 Worcester, MA, General Obligation:
    Series 1991, Prerefunded 5/15/2002, 6.9%,
      5/15/2005 (b)** ......................................     1,850,000     1,965,847
    Series 1991, Prerefunded 5/15/2002, 6.9%,
      5/15/2006 (b)** ......................................     1,500,000     1,593,930
 Puerto Rico
 Puerto Rico Highway and Transportation Authority,
    Highway Revenue, Series 1996Y, 6.25%, 7/1/2014 .........     2,000,000     2,171,440

--------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $356,207,308)                    365,457,884
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $358,057,308) (a)                 367,307,884
--------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $358,057,308. At March 31, 2000, net unrealized appreciation for all securities based on tax cost was $9,250,576. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,909,992 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,659,416.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The aggregate fair value of restricted securities at March 31, 2000, amounted to $2,580,871 which represents 0.69% of net assets. Information concerning such restricted securities at March 31, 2000 is as follows:

                                           Principal   Acquisition
Security                                      ($)          Date       Cost ($)
----------------------------------------- ------------ ------------  -----------
Massachusetts Industrial Finance
 Agency, Solid Waste Disposal,
 Peabody Monofil Project, Series
 1994, 9%, 9/1/2005 ....................   2,485,000   12/30/1994     2,485,000

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

**** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of March 31, 2000.

     AMT: Subject to alternative minimum tax





    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------

Investments in securities, at value (cost $358,057,308) ................   $ 367,307,884
Cash ...................................................................       8,665,249
Interest receivable ....................................................       6,003,757
Receivable for Fund shares sold ........................................         192,371
Other assets ...........................................................           1,678
                                                                           -------------
Total assets ...........................................................     382,170,939
                                                                           -------------

Liabilities
----------------------------------------------------------------------------------------

Payable for investments purchased ......................................       6,142,784
Dividends payable ......................................................         648,549
Payable for Fund shares redeemed .......................................         156,646
Accrued management fee .................................................         176,160
Other accrued expenses and payables ....................................          79,381
                                                                           -------------
Total liabilities ......................................................       7,203,520
Net assets, at value ...................................................   $ 374,967,419

Net Assets
----------------------------------------------------------------------------------------

Net assets consist of:
Net unrealized appreciation (depreciation) on investments ..............       9,250,576
Accumulated net realized gain (loss) ...................................      (6,017,641)
Paid-in capital ........................................................     371,734,484
Net assets, at value ...................................................   $ 374,967,419

Net Asset Value
----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($374,967,419 /
   27,559,639 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ..............................           13.61

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the year ended March 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Interest Income ...............................................   $ 22,940,299
                                                                  ------------
Expenses:
Management fee ................................................      2,372,716
Services to shareholders ......................................        300,284
Custodian and accounting fees .................................         97,348
Auditing ......................................................         33,703
Legal .........................................................         15,905
Trustees' fees and expenses ...................................         21,881
Reports to shareholders .......................................         33,577
Registration fees .............................................         24,684
Interest expense ..............................................         11,980
Other .........................................................         34,218
                                                                  ------------
Total expenses, before expense reductions .....................      2,946,296
Expense reductions ............................................        (14,308)
                                                                  ------------
Total expenses, after expense reductions ......................      2,931,988
Net investment income .........................................     20,008,311

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from investments .....................     (4,102,368)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................    (17,615,389)

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (21,717,757)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (1,709,446)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                          Years Ended March 31,
                                                         2000             1999
------------------------------------------------------------------------------------

Operations:
Net investment income (loss) ......................   $  20,008,311    $  18,874,635
Net realized gain (loss) on investment transactions      (4,102,368)       1,904,413
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (17,615,389)        (550,979)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      (1,709,446)      20,228,069
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................     (20,008,311)     (18,874,635)
                                                      -------------    -------------
Net realized gains ................................        (487,459)      (1,324,804)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     113,487,731      103,177,594
Reinvestment of distributions .....................      13,175,774       12,867,811
Cost of shares redeemed ...........................    (149,760,728)     (69,710,003)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (23,097,223)      46,335,402
                                                      -------------    -------------
Increase (decrease) in net assets .................     (45,302,439)      46,364,032
Net assets at beginning of period .................     420,269,858      373,905,826
Net assets at end of period .......................   $ 374,967,419    $ 420,269,858

Other Information
------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........      29,290,636       26,075,571
                                                      -------------    -------------
Shares sold .......................................       8,240,289        7,153,879
Shares issued to shareholders in reinvestment of
   distributions ..................................         960,423          890,970
Shares redeemed ...................................     (10,931,709)      (4,829,784)
                                                      -------------    -------------
Net increase (decrease) in Fund shares ............      (1,730,997)       3,215,065
Shares outstanding at end of period ...............      27,559,639       29,290,636

The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------
Years ended March 31,                      2000     1999     1998     1997    1996
-------------------------------------------------------------------------------------
Net asset value, beginning of period     $14.35   $14.34   $13.72   $13.70  $13.33
                                         --------------------------------------------
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income                     .69      .69      .70      .70     .72
-------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions        (.72)     .06      .62      .02     .37
                                         --------------------------------------------
-------------------------------------------------------------------------------------
Total from investment operations           (.03)     .75     1.32      .72    1.09
-------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.69)    (.69)    (.70)    (.70)   (.72)
-------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                             (.02)    (.05)      --       --      --
                                         --------------------------------------------
-------------------------------------------------------------------------------------
Total distributions                        (.71)    (.74)    (.70)    (.70)   (.72)
-------------------------------------------------------------------------------------
Net asset value, end of period           $13.61   $14.35   $14.34   $13.72  $13.70
                                         --------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%) (a)                       (.13)    5.29     9.82     5.39    8.28(a)
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)      375      420      374      330     314
-------------------------------------------------------------------------------------
Ratio of expenses before expense            .74      .73      .76      .76     .76
reductions (%)
-------------------------------------------------------------------------------------
Ratio of expenses after expense             .74      .73      .76      .76     .75
reductions (%)
-------------------------------------------------------------------------------------
Ratio of net investment income (%)         5.03     4.76     4.97     5.12    5.23
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  39       11        8       12      21
-------------------------------------------------------------------------------------

(a) Total returns would have been lower had certain expenses not been reduced.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $3,506,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2008, the expiration date, whichever occurs first. In addition, from November 1, 1999 through March 31, 2000, the Fund incurred approximately $960,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2000, purchases and sales of municipal securities (excluding short-term investments) aggregated $152,266,782 and $168,242,307, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% on the first $400,000,000 of the Fund's average daily net assets and 0.525% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. For the year ended March 31, 2000, the fees pursuant to these agreements amounted to $2,372,716, of which $176,160 was unpaid at year ended March 31, 2000.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 2000, the amount charged to the Fund by SSC aggregated $188,229, of which $30,289 was unpaid at year ended March 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $68,895, of which $5,579 was unpaid at March 31, 2000.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 2000, Trustees' fees and expenses charged to the Fund aggregated $21,881.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended March 31, 2000, the Fund's custodian and transfer agent fees were reduced by $3,024 and $11,284, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Massachusetts Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Massachusetts Tax Free Fund (the "Fund") at March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
May 23, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $0.016 per share from net long-term capital gains during its year ended March 31, 2000, of which 100% represents 20% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 2000, 100% are designated as exempt interest dividends for federal income tax.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President and General
      Manager, WGBH Educational
      Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Bentley College

 Peter B. Freeman
   o  Trustee; Corporate Director and
      Trustee

 George M. Lovejoy, Jr.
   o  Trustee; President and Director,
      Fifty Associates

 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business
      Administration, Northeastern
      University, College of Business
      Administration

 Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

 Jean C. Tempel
   o  Trustee; Venture Partner,  Internet
      Capital Group

 Eleanor R. Brennan*
   o  Vice President

 Philip G. Condon*
   o  Vice President

 Ashton P. Goodfield*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Frank J. Rachwalski, Jr.*
   o  Vice President

 Rebecca L. Wilson*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 John R. Hebble*
   o  Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group





Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.